UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2018

Marchex, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50658	35-2194038
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Pike Street Suite 2000

Seattle, Washington 98101

(Address of Principal Executive Offices)

(206) 331-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Director Compensation

On September 27, 2018 (the “Grant Date”), in connection with the election of directors at the 2018 annual stockholders meeting of Marchex, Inc. (“Marchex”), Marchex granted an aggregate of (i) 60,000 restricted shares of Class B common stock at a purchase price of $.01 per share; and (ii) 60,000 options at an exercise price of $2.76 per share, the exercise price being the closing price of  Marchex’s stock price on the Grant Date, in each case under Marchex’s 2012 Stock Incentive Plan to each of Marchex’s directors as compensation for their annual board service. Fifty percent (50%) of such shares of restricted stock and options shall vest on the first and second annual anniversary of the Grant Date, respectively, and with vesting in full upon a Change in Control (as defined in such restricted stock and option agreements), in each case assuming continued service on Marchex’s Board of Directors for such period. In addition, Marchex agreed to pay an aggregate of $75,000 in cash (subject to quarterly installments) for the independent directors’ annual director service.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 27, 2018, Marchex held its 2018 annual meeting of stockholders. Holders of Class A common stock are entitled to twenty-five (25) votes per share and holders of Class B common stock are entitled to one (1) vote per share and vote together as a single class on all matters (including election of directors) submitted to a vote of stockholders, unless otherwise required by law. At the meeting, the stockholders elected each director nominee to the Board by the following votes:

Nominee	For	Withheld	Broker Non-Votes
Dennis Cline	145,181,960	4,693,278	5,889,629
Anne Devereux-Mills	148,322,905	1,552,333	5,889,629
Russell C. Horowitz	148,326,313	1,548,925	5,889,629
M. Wayne Wisehart	148,428,115	1,447,123	5,889,629

At the meeting, the stockholders also ratified the appointment of Moss Adams LLP as Marchex’s independent registered public accounting firm for the fiscal year ending December 31, 2018 (with shares representing 151,576,586 votes voting for, 4,184,064 votes against, and 4,217 votes abstaining).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Marchex has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

MARCHEX, INC.

Date: September 28, 2018	By:	/s/ MICHELLE PATERNITI
	Name:	Michelle Paterniti
	Title:	General Counsel & Secretary